Exhibit 99.72

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                  January, 1999
           Series 1998-26, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                 7.246383
                                                        -----------------------
       Weighted average maturity                                        162.06
                                                        -----------------------

A.       Amount of distribution allocable to principal and interest:

         The amounts below are for a Single Certificate of $1,000:
       1.
                                Principal
            Principal Per    Prepayments Per   Interest Per
      Class  Certificate       Certificate      Certificate   Payout Rate
      -----  -----------       -----------      -----------   -----------
       R    $  1000.00000000  $  763.60000000  $ 5.20000000   %6.24000000
       PO   $     3.67450376  $    0.26159346  $ 0.00000000   %0.00000000
       A    $    16.17220814  $   12.34840355  $ 5.20833333   %6.24999999
       M    $     3.82394170  $    0.00000000  $ 5.20833333   %6.25000000
       B1   $     3.82394137  $    0.00000000  $ 5.20833876   %6.25000651
       B2   $     3.82394977  $    0.00000000  $ 5.20833333   %6.25000000
       B3   $     3.82393162  $    0.00000000  $ 5.20834758   %6.25001709
       B4   $     3.82395437  $    0.00000000  $ 5.20832700   %6.24999240
       B5   $     3.82395940  $    0.00000000  $ 5.20832028   %6.24998433

       2.      Unanticipated Recoveries:                 $                0.00
                                                                 --------------

B.    Accrual Amount
       1.
                         Accrual Amount
     Class
       N/A             $      N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                            $         22,831.92
                                                                  --------------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:         $    172,549,071.11
                                                                 ---------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                  620
                                                                 ---------------
       3.
     Beginning Aggregate Class  Ending Aggregate       Ending
       Certificate Principal   Class Certificate Single Certificate
Class         Balance          Principal Balance      Balance           Cusip
-----         -------          -----------------      -------           -----
R    $                100.00  $            0.00  $          0.00     36157RXA9
PO   $            173,016.56  $      172,380.81  $        996.33     GEC9826PO
A    $        171,658,900.00  $  168,882,796.54  $        983.83     36157RXR1
SUP  $        143,460,547.22  $  165,393,023.95  $      1,152.88     GE9826SUP
M    $          1,578,000.00  $    1,571,965.82  $        996.18     36157RXT7
B1   $            614,000.00  $      611,652.10  $        996.18     36157RXU4
B2   $            438,000.00  $      436,325.11  $        996.18     36157RXV2
B3   $            351,000.00  $      349,657.80  $        996.18     36157RXW0
B4   $            263,000.00  $      261,994.30  $        996.18     36157RXX8
B5   $            263,305.62  $      262,298.75  $        996.18     36157RXY8

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number              29       Principal Balance       $ 9,517,052.69
                                --------                           -------------
       2.   60-89 days
            Number              0        Principal Balance       $         0.00
                                --------                           -------------
       3.   90 days or more
            Number              0        Principal Balance       $         0.00
                                --------                           -------------
       4.   In Foreclosure
            Number              0        Principal Balance       $         0.00
                                --------                           -------------
       5.   Real Estate Owned
            Number              0        Principal Balance       $         0.00
                                --------                           -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                                 $         0.00
                                                                       ---------

E.     Other Information:

       1.   Special Hazard Loss Amount:                          $         0.00
                                                                    ------------

       2.   Bankruptcy Loss Amount:                              $         0.00
                                                                    ------------

       3.   Fraud Loss Amount:                                   $         0.00
                                                                    ------------

       4.   Certificate Interest Rate of the Class S Certificate: % 0.00000000
                                                                    -----------

*It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.